Exhibit 23


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS




     Tubby's, Inc. and Subsidiaries
     Sterling Heights, Michigan



     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement (Form S-8) of our report dated January 22, 1999, relating to the consolidated financial statements of Tubby's, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended November 30, 1998.





                                                     BDO Seidman, LLP



     Troy, Michigan
     March 3, 1999